EXECUTION COPY


                 FIRST AMENDMENT TO THE ARROW ELECTRONICS, INC.
                 AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

          FIRST AMENDMENT, dated as of November 29, 2001 (the "Amendment")
                                                               ---------
to the Amended and Restated 364-Day Credit Agreement, dated as of February 22, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARROW ELECTRONICS, INC., a New York
              ----------------
corporation (the "Company"), the Subsidiary Borrowers (as defined therein),
                  -------
the several banks and other financial institutions from time to time parties thereto (the "Banks"), BANK OF AMERICA, N.A., as Syndication Agent
              -----
(the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent
      ----------------
(the "Documentation Agent"), and JPMORGAN CHASE BANK, as Administrative
      -------------------
Agent (the "Administrative Agent").
           --------------------

                           W I T N E S S E T H :
                           - - - - - - - - - -

          WHEREAS, the Company, the Subsidiary Borrowers, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Company and each of the Subsidiary Borrowers have requested that the Banks consent to the amendments contained herein in the manner hereinafter provided, and the Banks are willing to do so,

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, terms
              -------------
defined in the Credit Agreement shall have such meanings when used herein.

          2.  Amendment to Subsection 9.1(c).  Subsection 9.1(c) of the
              ------------------------------
Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(c)  Interest Coverage.  Permit the ratio of Adjusted Consolidated
                -----------------
EBITDA to Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters of the Company ending (a) on or prior to September 30, 2001, to be less than 3.0 to 1.0, (b) after September 30,
2001 and on or prior to December 31, 2001, to be less than 2.15 to 1.0, and (c) after December 31, 2001, to be less than 3.0 to 1.0."



          3.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
effective on the date on which the Administrative Agent shall have received (a) an executed counterpart of this Amendment signed by the Company, each Subsidiary Borrower and the Required Banks and consented to by the Subsidiary Guarantors and (b) an amendment fee, for the account of the Banks that have delivered an executed counterpart to the Administrative Agent no later than 5:00 p.m., New York City time, on November 29, 2001, in an amount equal to 0.075% of the aggregate amount of the Commitments of such Banks.

          4.  Representations and Warranties.  Each of the Company and
              ------------------------------
each subsidiary Borrower (in so far as the representations and warranties by such Subsidiary Borrower relate to it) hereby confirms that all of the representations and warranties made by the Loan Parties contained in the Credit Documents (other than in subsection 6.2 of the Credit Agreement) after giving effect to the Amendments herein are true and correct in all material respects on and as of the date hereof (other than representations as are made as of a specific date) after giving effect to this Amendment.

          5.  No Default.  The Company hereby confirms that no Default
              ----------
or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

          6.  Counterparts.  This Amendment may be executed by one
              ------------
or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

          7.  Payment Of Expenses.  The Company agrees to pay or
              -------------------
reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
              -------------
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                             ARROW ELECTRONICS, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:





                                             GATES/ARROW DISTRIBUTING, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:


                                             MID RANGE OPEN COMPUTING
                                             ALLIANCE, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             SPOERLE ELECTRONIC GMBH

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             ARROW ELECTRONIQUE S.A.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             TEKELEC EUROPE S.A.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             JPMORGAN CHASE BANK, as
                                             Administrative Agent and as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BANK OF AMERICA, N.A., as
                                             Syndication Agent and as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:





                                             FLEET NATIONAL BANK, as
                                             Documentation Agent and as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             THE BANK OF NOVA SCOTIA, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BNP PARIBAS, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             DEN DANSKE BANK AKTIESELSKAB,
                                             as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             HSBC BANK USA, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BANCA COMMERCIALE ITALIANA,
                                             NEW YORK BRANCH, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:



                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BANCA POPOLARE DI MILANO, NEW
                                             YORK BRANCH, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             THE BANK OF NEW YORK, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BAYERISCHE LANDESBANK
                                             GIROZENTRALE, CAYMAN ISLANDS
                                             BRANCH, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             CREDIT INDUSTRIEL ET
                                             COMMERCIAL, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:



                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             CREDIT SUISSE FIRST BOSTON, as a
                                             Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             SUNTRUST BANK, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             DEUTSCHE BANK AG, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             FIRST UNION NATIONAL BANK, as a
                                             Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             BANCA NAZIONALE DEL LAVORO
                                             S.P.A., NEW YORK BRANCH, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             THE FUJI BANK, LIMITED, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             THE DAI-ICHI KANGYO BANK, LTD.,
                                             as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             UNICREDITO ITALIANO, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             STATE BANK OF INDIA, as a Bank

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

By its signature each Guarantor hereby acknowledges and consents to the foregoing amendment and confirms its Company Guarantee or Subsidiary Guarantee, as the case may be.


                                             ARROW ELECTRONICS, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             GATES/ARROW DISTRIBUTING, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             MID RANGE OPEN COMPUTING
                                             ALLIANCE, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title:

                                             SUPPORT NET, INC.

                                             By:
                                                 -------------------
                                             Name:
                                             Title: